Goodwill and Intangible Assets - Schedule of Changes in the Carrying Amount of Goodwill (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Goodwill [Line Items]
Cost	$ 1,520,049	$ 1,492,681	$ 1,492,681	$ 1,492,681
Accumulated Impairment Loss	(25,797)	(25,797)	(25,797)	(25,797)
Net Carrying Value	1,494,252	$ 1,466,884	$ 1,466,884	$ 1,466,884
Safekeepinc [Member]
Goodwill [Line Items]
Cost	27,368
Accumulated Impairment Loss	0
Net Carrying Value	$ 27,368